UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2009

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, P.O.BOX 28183, Columbus, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2009, Core Molding Technologies, Inc. (the "Company"), appointed Terrence J. O’Donovan, age 49, to serve as the Company’s Vice President, Marketing and Sales. Prior to joining the Company, Mr. O’Donovan was employed by Q3 Industries in Columbus, Ohio, where he held the position of Vice President of Sales and Marketing from 2006 to 2008 serving the OEM commercial vehicle, automotive, and general industrial markets. Prior to serving in that capacity at Q3 Industries, Mr. O’Donovan served as the Chief Operating Officer from 2003 to 2006. Mr. O’Donovan has also held Operations and Management positions at Hawk Corporation, The Auld Company and The Timken Company.

In connection with his appointment, Mr. O’Donovan and the Company have also entered into an Executive Severance Agreement (the "Severance Agreement") in substantially the same form as the executive severance agreements entered into by the Company and each of its other executive officers. The Severance Agreement provides that upon a Change in Control (as defined in the Severance Agreement) that Mr. O’Donovan shall be entitled to receive his then-current base salary for the remainder of the term of the Severance Agreement, as extended, together with any health, dental, life, disability or other benefits as he was then entitled to receive. In addition, if within the two-year period following a Change in Control, the Company terminates Mr. O’Donovan other than for "Cause" (as defined in the Severance Agreement) or for death or disability (as defined in the Severance Agreement), Mr. O’Donovan shall be entitled to certain payments and benefits, including (i) a severance benefit equal to the sum of (a) a multiple of his average base salary for the past five (5) years (or such lesser period), plus (b) a multiple of his average cash bonuses earned for the past five (5) years (or such lesser period), and (ii) full vesting and removal of all restrictions on any stock and equity-based compensation awards.

Mr. O’Donovan will receive an initial base salary of $165,000 per year.

Item 8.01 Other Events.

A copy of the press release announcing the hiring of Mr. O’Donovan is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 Press Release, dated January 8, 2009, announcing the appointment of Terrence J. O’Donovan to serve as Vice President, Marketing and Sales

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

January 8, 2008	By:	/s/ Herman F. Dick, Jr.

Name: Herman F. Dick, Jr.
Title: Vice President, Secretary, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated January 8, 2009, announcing the appointment of Terrence J. O'Donovan to serve as Vice President, Marketing and Sales